LIBERTY UTILITIES FUND

                           Supplement to Prospectuses
                 For Class A, B and C Shares and Class Z Shares
                               Dated April 1, 2002

The section MANAGING THE FUND; PORTFOLIO MANAGER is revised to read as follows:

Edward Paik, a vice president of Colonial, has managed the Fund since January 2003. Mr. Paik has been an associate manager of the Fund since May 2002 and joined Colonial as a research analyst in March 2000. Prior to joining Colonial, Mr. Paik was an equity research analyst in global utilities for Lehman Brothers from 1996 to 2000.


                                                                January 21, 2003